Exhibit 10.3

SECOND AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY

AGREEMENT

$3,000,000 REVOLVING CREDIT LOAN

This Second Amendment to Revolving Credit Loan and Security Agreement (the “Second Amendment”) is entered into effective the 14th day of October, 2011, by and among FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”), DEER VALLEY FINANCIAL CORP., a Florida corporation (“DVFC”), having its principal place of business at 205 Carriage Street, Guin, Alabama 35563, DEER VALLEY CORPORATION, a Florida corporation (“DVC”), having a mailing address of 3111 West Dr. MLK Boulevard, Suite 100, Tampa, Florida 33607, and DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida (“DVHI”), having its principal place of business at 205 Carriage Street, Guin, Alabama 35563, jointly and severally (collectively the “Borrowers”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated October 14, 2009, as amended by Amendment dated April 7, 2010 (collectively the “Loan Agreement”), as follows:

1. Terms. All of the capitalized terms in this Second Amendment shall have the meanings as defined in the Loan Agreement.

2. Loan Renewal. The Bank has reduced and renewed the Loan in the amount of $3,000,000.00 (the “Renewal Loan”) as evidenced by a Renewal Revolving Credit Note dated effective October 14, 2011 (the “Renewal Note”).

3. Loan and Note. The term “Loan” under the Loan Agreement is hereby modified to include the Renewal Loan, and the term “Note” under the Loan Agreement is hereby modified to reference the Renewal Note.

4. Definitions. In Section 1.2, the definition of “Eligible Accounts Receivable” is deleted in its entirety and the following definition of Eligible Accounts Receivable is hereby substituted in its place and stead:

“Eligible Accounts Receivable” shall mean, at any date of determination thereof, all Accounts Receivable of DVHI and DVFC: (a) which are bona fide, valid and legally enforceable obligations of the account debtors in respect thereof, which are unconditionally owing by such account debtors, and which do not represent sales on consignment, sales on return or other similar understandings; (b) which, except for the security interest in the Accounts Receivable granted to the Bank, are solely owned by the Borrowers, free and clear of any and all mortgages, liens, security interests, encumbrances, claims or rights of others, except sellers’ rights (if any) to reclaim goods under Uniform Commercial Code Section 2-702; (c) which are not the subject of any defense, offset, counterclaim or claim; (d) as to which no more than 90 days (or are 30 days past due) shall have elapsed from the original date of the relevant invoice; (e) with respect to a single account debtor (other than an account debtor that is a governmental agency), whose total obligations owing exceeds 20% of all Eligible Accounts Receivable shall be limited to 20% of Eligible Accounts Receivable; (f) as to which the account debtors are (1) solvent, going concerns unaffiliated with any of the Borrowers, and (2) reasonably satisfactory to the Bank from a credit standpoint (the Bank’s satisfaction may be assumed unless the Bank shall at any time advise the Borrowers to the contrary).

5. Borrowing Base and Borrowing Base Certificate. The Borrowing Base definition in the Loan Agreement and the Borrowing Base Certificate are hereby modified to provide that total advances under the Loan shall not exceed $3,000,000.00, or such lesser amount as permitted by the Borrowing Base, and the Borrowing Base Certificate is revised and restated as set forth in Exhibit “A” attached hereto.

6. Financial Statements and Reports. Section 6.4 is deleted in its entirety and the following Section 6.4 is hereby substituted in its place and stead:

“6.4 Financial Statements and Reports. Each of the Borrowers shall maintain a system of accounting established and administered in accordance with Generally Accepted Accounting Principles. Borrowers, as appropriate, will furnish to the Bank:

(a) Within one hundred twenty (120) days after the end of each fiscal year, each of the Borrowers shall deliver to the Bank, consolidated, audited balance sheets and statements of income, retained earnings and changes in financial position for such year, an audited inventory of DVHI, all of which shall be accompanied by supporting schedules and the unqualified opinion of independent certified public accountants of recognized standing reasonably acceptable to the Bank, and upon filing, all filings required in accordance with SEC regulations, if any.

(b) Within forty-five (45) days after the end of each fiscal quarter-end, deliver to the Bank the following financial statements certified by the President or Vice President of each of the Borrowers as accurate to the best of their knowledge upon due inquiry and investigation: (1) a Compliance Certificate executed by an authorized officer for each of the Borrowers certifying that to the best of their knowledge, no Event of Default hereunder, nor any event which with notice or lapse of time, or both, would constitute such an Event of Default, has occurred or, if such Event of Default or event has occurred, specifying the nature and extent thereof; and (2) internally prepared, consolidated, interim financial statements for each of the Borrowers; in such form and context as Bank may require.

(c) Within fifteen (15) days of the end of each month, deliver to the Bank the following financial statements certified by the President or Vice President for each of the Borrowers as accurate to the best of their knowledge upon due inquiry and investigation: (1) a Borrowing Base Certificate for DVHI; (2) a Consolidated Borrowing Base Certificate for DVHI and DVFC; and (3) an accounts receivable aging report by customer reflecting the past due status of each invoice for DVHI; all in such form and context as Bank may require.

(d) Promptly, from time to time, such other information regarding the operation, business, affairs and financial condition of any of the Borrowers as the Bank may reasonably request.”

7. Financial Covenant. The Financial Covenant set forth in Section 6.10 (a) of the Loan Agreement is deleted in its entirety and the following Section 6.10 (b) is hereby substituted in its place and stead:

“(a) Minimum Fixed Charge Coverage Ratio. Maintain a global Minimum Fixed Charge Coverage Ratio of not less than 1.20 to 1.00, measured on a rolling 4-quarter basis, commencing December 31, 2011. As used herein “Minimum Fixed Charge Coverage Ratio” shall be defined as the ratio of: (a) Borrowers EBITDA plus rent and operating lease payments, less cash taxes paid, distributions, dividends and capital expenditures (other than Capital Expenditures financed with the proceeds of purchase money Indebtedness or Capital Leases to the extent permitted hereunder) and other extraordinary income for the twelve month period then ending, to: (b) the consolidated sum of: (i) Borrowers interest expense; and (ii) all principal payments with respect to Indebtedness (but excluding principal that is payable at maturity), including capital leases and subordinated debt, that were paid or were due and payable by Borrowers during the period, plus rent and operating lease expense incurred in the same such period.”

8. Notices. Section 10 of the Loan Agreement for Notices is amended to provide that all notices to the Bank shall be sent to:

If to the Bank:	FIFTH THIRD BANK
Attention: Julio C. Ramirez, Jr., Senior Vice President
201 East Kennedy Blvd., Suite 1800
Tampa, Florida 33602

9. Consent and Waiver. Borrowers hereby consent to the foregoing and agrees that the execution of this Second Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrowers’ liability to the Lender under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Second Amendment.

10. Cross Document Default. Any default under the terms and conditions of this Second Amendment or of any instrument set forth herein or contemplated by this Second Amendment shall be and is a default under every other instrument set forth herein or contemplated by this Second Amendment.

11. Ratification. Except as modified by this Second Amendment, Borrowers hereby ratify and confirm the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments as modified by this Second Amendment.

12. Severability. Whenever possible, each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Second Amendment.

13. Florida Contract. This Second Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Second Amendment is executed by certain of the parties hereto in other states.

14. Time. Time is of the essence of this Second Amendment.

15. Binding Effect and Modification. This Second Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Second Amendment.

16. Other Terms. Except as specifically modified and amended by the terms set forth in this Second Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

Entered into as of the day and year first above written.

WITNESSES:	BORROWERS:

DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation

	By:	s/ Steve Lawler
Signature of Witness		John Steven Lawler, as its Chief
Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

DEER VALLEY CORPORATION, a Florida corporation

	By:	s/ Steve Lawler
Signature of Witness		John Steven Lawler, as its Chief Financial
Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

DEER VALLEY FINANCIAL CORP., a Florida corporation

	By:	s/ Steve Lawler
Signature of Witness		John Steven Lawler, as its Chief Financial
Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this          day of October, 2011, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this          day of October, 2011, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY CORPORATION, a Florida corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this          day of October 2011, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY FINANCIAL CORP., a Florida corporation, a Florida corporation, on behalf of the corporation.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

BANK:

FIFTH THIRD BANK, an Ohio banking corporation

	By:	s/ Julio C. Ramirez, Jr.
Signature of Witness		Julio C. Ramirez, Jr.,
as its Senior Vice President
Print or type name of Witness

Signature of Witness		(CORPORATE SEAL)

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF

The foregoing instrument was acknowledged before me this          day of October, 2011, by Julio C. Ramirez, Jr., as Senior Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

ATTACHMENTS:

Exhibit “A” - Revised Borrowing Base Certificate

EXHIBIT “A”

BORROWING BASE CERTIFICATE

$3,000,000.00 RLOC

FIFTH THIRD BANK

201 East Kennedy Blvd., Suite 1800

Tampa, Florida 33602

Pursuant to the Loan and Security Agreement as amended, Borrower hereby certifies, as of the above date, the following:

(A)	Current Value of DVHI Inventory		$

(B)	Less: Ineligibles		$

(C)	Net Amount of DVHI Inventory (A) Less (B)		$

(D)	50% of (C) Not To Exceed $1,500,000.00		$

(E)	Aggregate Amount of DVHI and DVFC Accounts Receivable		$

(F)	Less: Ineligibles

	Accounts over 90 days (30 days past due)	$

	Accounts with Account Debtors (other than government agencies) having in excess of 20% of total Eligible A/R (only enter amounts over 20% of total A/R threshold)	$

	Other (if applicable)	$

	Total Ineligible	$

(G)	Net Amount of Eligible Accounts Receivable (E) Less (F)		$

(H)	80% of (G)		$

(I)	CURRENT BORROWING BASE:		$

(D) Plus (H)

(J)	The aggregate unpaid principal owed to Bank is:		$

Not to exceed maximum loan limit or (I) above

(K)	Availability (I) Less (J), Less all issued and outstanding Letters of Credit:		$

Not to exceed the maximum loan limit of $3,000,000.00

The undersigned hereby certifies, represents, and warrants to FIFTH THIRD BANK (the “Bank”) as follows:

1. All the representations and warranties contained in the Loan and Security Agreement or in any other related loan document are true and correct on the date hereof.

2. No event of default has occurred, or would result from the advance made in connection herewith, that constitutes an Event of Default under the Loan and Security Agreement or any other related document.

3. The description of Eligible Inventory and Eligible Accounts and the values assigned thereto are true and correct in all material respects (see attached inventory declaration and accounts receivable aging). DVHI is legal owner of the inventory and the accounts receivable as identified above. We further certify that the inventory is in good condition and that storage conditions are safe and satisfactory for this type of inventory.

4. The aggregate unpaid principal balance of the Loan does not exceed the lesser of the $3,000,000.00 (after taking into account issued and outstanding Letters of Credit) Commitment or Borrowing Base.

This shall also certify that, for the month ending                     , 20    , the Borrower was in compliance with the following covenants contained in the Loan and Security Agreement between Bank and Borrower dated                     , 2009.

	COVENANT	ACTUAL	COMPLIANCE

1.	Minimum Fixed Charge Coverage Ratio of not less than 1.20 to 1.00

“Minimum Fixed Charge Coverage Ratio” is defined as Borrowers EBITDA plus rent and operating lease payments, less cash taxes paid, distributions, dividends and capital expenditures (other than Capital Expenditures financed with the proceeds of purchase money Indebtedness or Capital Leases to the extent permitted hereunder) and other extraordinary income for the twelve month period then ending, to: (b) the consolidated sum of: (i) Borrowers interest expense; and, (ii) all principal payments with respect to Indebtedness, including capital leases and subordinated debt, that were paid or were due and payable by Borrowers during the period, plus rent and operating lease expense incurred in the same such period.

	000000	000000	000000
2.	Maintain a Debt to Tangible Net Worth Ratio of Not More than 3.00 to 1.00

“Debt to Tangible Net Worth Ratio” is defined as (1) (A) Total Liabilities of Borrower, minus (B) Subordinated Debt, divided by (2) (A) Net Worth, plus (B) Subordinated Debt, plus (C) Intangibles, minus (D) Related Party Receivables.

3.	Maintained minimum, unencumbered Liquidity of $2,500,000.

By:		By:

Its:		Its:

Date:	, 20	Date:	, 20